UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 26, 2007 (December 24, 2007)

Rexahn Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50590	11-3516358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. EmployerIdentification No.)

9620 Medical Center Drive
Rockville, Maryland  20850
(Address of principal executive offices) (Zip code)

(240) 268-5300
(Registrant's telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.  Entry Into a Material Definitive Agreement.

Agreements Relating to Closing of Securities Purchases by KT&G Corporation and Rexgene Biotech Co., Ltd.

As previously reported, Rexahn Pharmaceuticals, Inc. (“Rexahn,” “we” or “us”) entered into the following Securities Purchase Agreements:

•	an agreement dated as of on November 19, 2007 with KT&G Corporation, a Korean corporation (“KT&G”);
•	an agreement dated as of November 20, 2007 with Rexgene Biotech Co., Ltd., a Korean corporation (“Rexgene”);
•	an agreement dated as of December 17, 2007 with Jungwoo Family Co., Ltd., a Korean corporation (“Jungwoo”);
•	an agreement dated as of December 17, 2007 with Kumho Investment Bank, a Korean corporation (“Kumho Bank”); and
•
an agreement dated as of December 17, 2007 with 26 individual investors, each of whom is either a Korean corporation, or a natural person who is a citizen and resident of Korea (the “Individual Korean Investors”).

On December 24, 2007, we consummated certain of the transactions contemplated by the foregoing  Securities Purchase Agreements, and in connection therewith:

•	we issued to KT&G 2,142,858 shares of our common stock and a warrant to purchase 428,572 shares of our common stock for total consideration of $3,000,001.20;
•	we issued to Rexgene 714,286 shares of our common stock and a warrant to purchase 142,857 shares of our common stock for total consideration of $1,000,000.40;
•	we issued to Jungwoo 142,857 shares of our common stock and a warrant to acquire up to 28,571 shares of our common stock for aggregate cash consideration of $199,999.80;
•	we issued to Kumho 357,143 shares of our common stock and a warrant to acquire up to 71,429 shares of our common stock for aggregate cash consideration of $500,000.20; and
•
we issued to the Individual Korean Investors a total of 1,500,015 shares of our common stock and warrants to acquire up to 300,003 shares of our common stock for aggregate cash consideration of $2,100,021.00.

The foregoing warrants are exercisable for a term of three years at an exercise price of $1.80 per share.  The warrants include customary terms providing for adjustment of the exercise price and the number of shares subject to receipt upon exercise that are applicable in the event of stock splits, stock dividends, pro rata distributions, fundamental transactions and the like.  The warrants also are subject to “full ratchet” anti-dilution protection.  This means that if we issue a share of our common stock at a purchase price of less than $1.80, the exercise price of the warrants will be reduced to the lowest such price at which we issue any share of our common stock.  Certain securities issuances by us will not trigger this anti-dilution protection.

In connection with the foregoing transactions, we entered into a single Registration Rights Agreement with KT&G, Rexgene, Jungwoo, Kumho and each of the Individual Korean Investors.  Pursuant to this agreement, we agree to file a shelf registration statement with the Securities and Exchange Commission (the “SEC”) covering the resale of the common stock  issued to KT&G, Rexgene, Jungwoo, Kumho and each of the Individual Korean Investors as described above, and the common stock to be issued upon exercise of the warrants issued to such persons as described above.  We are obligated to file such resale registration statement with the SEC no later than 60 days after our common stock is listed for trading on the American Stock Exchange (the “AMEX”).  If we fail to file the resale registration statement by such date, or if we fail to take certain other actions required under the related Securities Purchase Agreements, we will be obligated to pay to KT&G, Rexgene, Jungwoo, Kumho and each of the Individual Korean Investors, each month, as liquidated damages, an amount equal to 2% of the amount of their respective investments pursuant to the Securities Purchase Agreements.  If we fail to pay the liquidated damages when and as due, we will be obligated to pay interest thereon at a rate of 18% per annum.

The above description is not a complete statement of the parties’rights and obligations under the warrants and registration rights agreement described therein and is qualified in its entirety by reference to such documents, copies of which are attached hereto as Exhibits.

Item 3.02.  Unregistered Sales of Equity Securities.

As described above, on December 24, 2007, we consummated the sales of the following securities:

•	the sale to KT&G 2,142,858 shares of our common stock and a warrant to purchase 428,572 shares of our common stock for total consideration of $3,000,001.20;
•	the sale to Rexgene 714,286 shares of our common stock and a warrant to purchase 142,857 shares of our common stock for total consideration of $1,000,000.40;
•	the sale to Jungwoo 142,857 shares of our common stock and a warrant to acquire up to 28,571 shares of our common stock for aggregate cash consideration of $199,999.80;
•	the sale to Kumho 357,143 shares of our common stock and a warrant to acquire up to 71,429 shares of our common stock for aggregate cash consideration of $500,000.20; and
•
the sale to the Individual Korean Investors a total of 1,500,015 shares of our common stock and a warrant to acquire up to 300,003 shares of our common stock for aggregate cash consideration of $2,100,021.00.

After payment of certain expenses, we received approximately $6,800,022.60 in net proceeds upon closing of the above-described sales of our securities.  We intend to use the proceeds of the sales for general corporate purposes.

On December 24, 2007, we also issued a warrant to purchase 107,144 shares of our common stock at $1.80 per share to a Korean citizen and resident who assisted us in connection with the placement of certain of our securities, but did not pay any other related underwriting discounts or commissions.

The foregoing offers and sales of our securities occurred outside the United States to persons other than U.S. persons in offshore transactions meeting the requirements of Rule 904 of Regulation S under the Securities Act.  Such offers and sales also were made in accordance with Section 4(2) of the Securities Act and Regulation D and/or Regulation S thereunder.  Such securities have not been registered under the Securities Act and may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from registration requirements under the Securities Act.

Item 9.01.  Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit Number	Description

10.1
Securities Purchase Agreement, dated as of November 19, 2007, by and between Rexahn Pharmaceuticals, Inc. and KT&G Corporation (the “KT&G Securities Purchase Agreement”).  Filed as Exhibit 10.1 to Current Report of Rexahn Pharmaceuticals, Inc. filed on November 21, 2007 and incorporated herein by reference.

10.2
Securities Purchase Agreement, dated as of November 20, 2007, by and between Rexahn Pharmaceuticals, Inc. and Rexgene Biotech Co., Ltd.  (the “Rexgene Securities Purchase Agreement”).  Filed as Exhibit 10.4 to Current Report of Rexahn Pharmaceuticals, Inc. filed on November 21, 2007 and incorporated herein by reference.

10.3
Securities Purchase Agreement, dated as of December 17, 2007, by and between Rexahn Pharmaceuticals, Inc. and Jungwoo Family Co., Ltd. (the “Jungwoo Securities Purchase Agreement”).  Filed as Exhibit 10.1 to Current Report of Rexahn Pharmaceuticals, Inc. filed on December 18, 2007 and incorporated herein by reference.

10.4
Securities Purchase Agreement, dated as of December 17, 2007, by and between Rexahn Pharmaceuticals, Inc. and Kumho Investment Bank (the “Kumho Securities Purchase Agreement”).  Filed as Exhibit 10.2 to Current Report of Rexahn Pharmaceuticals, Inc. filed on December 18, 2007 and incorporated herein by reference.

10.5
Securities Purchase Agreement, dated as of December 17, 2007, by and among Rexahn Pharmaceuticals, Inc. and the several parties signatory thereto (the “Individual Investor Securities Purchase Agreement”).  Filed as Exhibit 10.3 to Current Report of Rexahn Pharmaceuticals, Inc. filed on December 18, 2007 and incorporated herein by reference.

10.6	Warrant, dated December 24, 2007, issued to KT&G Corporation.

10.7	Warrant, dated December 24, 2007, issued to Rexgene Biotech Co., Ltd.

10.8
Form of Warrant, dated December 24, 2007, issued to the purchasers pursuant to the Jungwoo Securities Purchase Agreement, the Kumho Securities Purchase Agreement, the Individual Investor Securities Purchase Agreement and to a consultant. Filed as Exhibit 10.4 to the Current Report of Rexahn Pharmaceuticals, Inc. filed on December 18, 2007 and incorporated herein by reference.

10.9
Registration Rights Agreement, dated as of December 24, 2007, by and among Rexahn Pharmaceuticals, Inc. and the purchasers pursuant to the KT&G Securities Purchase Agreement, the Rexgene Securities Purchase Agreement, the Jungwoo Securities Purchase Agreement, the Kumho Securities Purchase Agreement, the Individual Investor Securities Purchase Agreement and a consulting services agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REXAHN PHARMACEUTICALS, INC.
(Registrant)

	By:	/s/ Chang H. Ahn
Chang H. Ahn
Chairman and Chief Executive Officer

Date: December 26, 2007

EXHIBIT INDEX

Exhibit Number	Description

10.1
Securities Purchase Agreement, dated as of November 19, 2007, by and between Rexahn Pharmaceuticals, Inc. and KT&G Corporation (the “KT&G Securities Purchase Agreement”).  Filed as Exhibit 10.1 to Current Report of Rexahn Pharmaceuticals, Inc. filed on November 21, 2007 and incorporated herein by reference.

10.2
Securities Purchase Agreement, dated as of November 20, 2007, by and between Rexahn Pharmaceuticals, Inc. and Rexgene Biotech Co., Ltd.  (the “Rexgene Securities Purchase Agreement”).  Filed as Exhibit 10.4 to Current Report of Rexahn Pharmaceuticals, Inc. filed on November 21, 2007 and incorporated herein by reference.

10.3
Securities Purchase Agreement, dated as of December 17, 2007, by and between Rexahn Pharmaceuticals, Inc. and Jungwoo Family Co., Ltd. (the “Jungwoo Securities Purchase Agreement”).  Filed as Exhibit 10.1 to Current Report of Rexahn Pharmaceuticals, Inc. filed on December 18, 2007 and incorporated herein by reference.

10.4
Securities Purchase Agreement, dated as of December 17, 2007, by and between Rexahn Pharmaceuticals, Inc. and Kumho Investment Bank (the “Kumho Securities Purchase Agreement”).  Filed as Exhibit 10.2 to Current Report of Rexahn Pharmaceuticals, Inc. filed on December 18, 2007 and incorporated herein by reference.

10.5
Securities Purchase Agreement, dated as of December 17, 2007, by and among Rexahn Pharmaceuticals, Inc. and the several parties signatory thereto (the “Individual Investor Securities Purchase Agreement”).  Filed as Exhibit 10.3 to Current Report of Rexahn Pharmaceuticals, Inc. filed on December 18, 2007 and incorporated herein by reference.

10.6	Warrant, dated December 24, 2007, issued to KT&G Corporation.

10.7	Warrant, dated December 24, 2007, issued to Rexgene Biotech Co., Ltd.

10.8
Form of Warrant, dated December 24, 2007, issued to the purchasers pursuant to the Jungwoo Securities Purchase Agreement, the Kumho Securities Purchase Agreement, the Individual Investor Securities Purchase Agreement and to a consultant. Filed as Exhibit 10.4 to the Current Report of Rexahn Pharmaceuticals, Inc. filed on December 18, 2007 and incorporated herein by reference.

10.9
Registration Rights Agreement, dated as of December 24, 2007, by and among Rexahn Pharmaceuticals, Inc. and the purchasers pursuant to the KT&G Securities Purchase Agreement, the Rexgene Securities Purchase Agreement, the Jungwoo Securities Purchase Agreement, the Kumho Securities Purchase Agreement, the Individual Investor Securities Purchase Agreement and a consulting Services Agreement.